Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              5.1485%


        Excess Protection Level
          3 Month Average   6.00%
          June, 1999   5.26%
          May, 1999   7.59%
          April, 1999   5.14%


        Cash Yield                                  17.48%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.15%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,888,448,838.93